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Exhibit 10.9

                         Schedule to Form of Collateral
                       Assignment of Management Agreement

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
                                              Units/Beds/
  Project                 Location             Facility               Manager                   Manager
Lebanon, PA             Lebanon,              56 unit           Financial Care             Balanced Care at
                        Pennsylvania          60 bed            Investors of Lebanon,      Lebanon, Inc.
                                              personal          LLC
                                              care
                                              facility

Loyalsock, PA           Williamsport,         56 unit           Financial                   Balanced Care at
                        Pennsylvania          60 bed            Care Investors of           Loyalsock, Inc.
                                              personal          Loyalsock,
                                              care              LLC
                                              facility

Sagamore Hills, OH      Sagamore              103 unit          Financial Care             Balanced Care at
                        Hills, Ohio           105 bed           Investors of Sagamore      Sagamore Hills, Inc.
                                              residential       Hills, LLC
                                              care
                                              facility

Bloomsburg, PA          Bloomsburg,           36 unit           N/A                        Balanced Care at
                        Pennsylvania          66 bed                                       Bloomsburg, II, Inc.
                                              skilled
                                               nursing
                                              facility

Saxonburg, PA           Saxonburg,            77 unit           N/A                        Balanced Care at
                        Pennsylvania          123 bed                                      Saxonburg, Inc.
                                              assisted
                                              living/
                                              personal
                                              care
                                              boarding
                                              home
                                              facility
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